                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002





                              SABINE ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)



          TEXAS                            1-8424                 75-6297143
(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)




          TRUST DIVISION
        ROYALTY TRUST GROUP                                           75202
        BANK OF AMERICA, N.A.                                       (Zip Code)
     901 MAIN STREET, 17TH FLOOR
           DALLAS, TEXAS
(Address of principal executive offices)



       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE
             (Former name, former address and former fiscal year, if
                           changed since last report)


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ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is the certification of Bank of America, N.A., not in its individual capacity, but solely as trustee of the Registrant, under
Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). In connection with the filing of the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, the Trustee furnished as correspondence the Certification attached hereto as Exhibit 99.1.



                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   SABINE ROYALTY TRUST

                                   By: BANK OF AMERICA, N.A., TRUSTEE FOR
                                       SABINE ROYALTY TRUST


                                   By: /s/ Ron E. Hooper
                                       -----------------------------------------
                                       Ron E. Hooper
                                       Senior Vice President, Royalty Management

Date:    August 14, 2002


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                                  EXHIBIT INDEX

         Exhibit
         Number            Description
         ------            -----------
          99.1             Certification  by  Bank  of  America,  N.A.,  Trustee  of  the
                           Registrant, furnished pursuant to Section
                           906 of the Sarbanes-Oxley Act of 2002.